                                                                    Exhibit 10.1

FOURTH AMENDMENT, WAIVER AND CONSENT, dated as of March 29, 1999 (this "Amendment"), to the Credit Agreement, dated as of February 3, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among TRITON PCS, INC., a corporation organized under the laws of the State of Delaware (the "Borrower"), TRITON PCS HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("Holdings"), the several banks and other financial institutions and entities from time to time parties thereto (the "Lenders"), and THE CHASE MANHATTAN BANK, as administrative agent (the "Administrative Agent") for the Lenders.

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower; and

            WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

            1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement, as amended hereby.

            2. Amendments to the Credit Agreement.

            (a) Section 1.01 of the Credit Agreement is hereby amended by:

            (i) adding in the appropriate alphabetical order the following definitions:

                  "'ABC' means ABC Wireless, L.L.C., a Delaware limited
            liability company."

                  "'ABC Documents' means (i) the Promissory Note of ABC to the
            Bidding Entity dated as of March 1, 1999 and any additional promissory notes substantially in the form thereof and collaterally assigned to the Collateral Agent for the benefit of the Secured Parties, (ii) the Security Agreement, dated as of March 1, 1999, made by ABC in favor of AT&T Wireless Services, Inc., as a lender thereunder and as collateral agent for the lenders specified therein, (iii) the Guaranty and Pledge Agreement, dated as of March 1, 1999, made by ABC in favor of AT&T Wireless Services, Inc., as a lender thereunder and as collateral agent for the lenders specified therein, (iv) the Closing Agreement dated as of March 1, 1999 among ABC, AT&T Wireless Services, Inc., Tritel Holding Corp. and the Bidding Entity, and (v) the Bidding Plan and Business Arrangements Agreement dated as of March 1, 1999 by and among ABC, AT&T Wireless Services, Inc., the Bidding Entity and Tritel Holding Corp."

                  "'AW License Exchange and Acquisition Agreement' means the
            License Exchange and Acquisition Agreement executed by AW, Holdings and Triton PCS License Company, L.L.C. substantially in the form of Exhibit A hereto provided that any modifications from such form in the executed version of such agreement are not adverse to the interests of the Lenders."

                  "'AW Pops Swap' means the acquisition by one or more of the
            Borrower and the Subsidiaries of 20 MHz of the 30 MHz of PCS licenses owned by AW covering the Savannah, Georgia, BTA and the Athens, Georgia BTA (collectively, the "AW Swap Licenses"), in exchange for the 20 MHz of PCS licenses owned by the Borrower and its Subsidiaries covering the Cumberland, Maryland BTA and the Hagerstown, Maryland BTA (collectively, the "Exchanged Licenses") and the issuance to AW of approximately 53,881.64 shares of Series A Preferred Stock and approximately 42,738.98 shares of Series D Preferred Stock in connection therewith in accordance with the terms of the AW License Exchange and Acquisition Agreement and in connection therewith the issuance of approximately 4,748.78 shares of common stock of Holdings to the current holders of common stock.";

                  "'Bidding Entity' means Lafayette Communications Company,
            L.L.C., a Delaware limited liability company."

                  "'Bidding Entity-Related Default' means the occurrence of any of the following: (i) an event of default (as defined therein) under the Bidding Entity Note, (ii) any event or circumstance or any action or failure to act by the Bidding Entity which, if the Bidding Entity were a Subsidiary designated as a License Subsidiary under this Agreement, would result in an Event of Default, (iii) the making of any Restricted Payment by the Bidding Entity other than a Restricted Payment made (x) to the Borrower or a Wholly Owned Subsidiary or (y) in shares of Capital Stock of Holdings or (iv) the Bidding Entity shall hold or acquire any assets other than (v) its rights under the ABC Documents, (w) cash contributed by the Borrower in an amount not to exceed $8,000,000 less any payments made by the Bidding Entity to the FCC or to ABC, (x) Licenses obtained by the Bidding Entity in the PCS C Block Auction, (y) rights under a management agreement entered into with the Borrower or a Wholly Owned Subsidiary and (z) other assets with an aggregate value not in excess of $10,000; provided, that none of (a) the ownership of not more than 51% of the Capital Stock of the Bidding Entity (representing not more than 75% of the total ordinary voting power of the Bidding Entity) by James Akerhielm, (b) the failure of the Bidding Entity to enter into a Special Purpose Subsidiary Funding Agreement, (c) the issuance of the Bidding Entity Note or (d) the entering into and performance under the ABC Documents by the Bidding Entity shall constitute a Bidding Entity-Related Default under clause (ii) above."

                  "'Bidding Entity Note' a promissory note of the Bidding Entity payable to the Borrower or a Wholly Owned Subsidiary in an amount equal to the funds invested in the Bidding Entity by the Borrower and any Subsidiary and otherwise in form and substance satisfactory to the Administrative Agent."

                  "'Marketing Affiliate' means a limited liability company owned
            1/3 by the Borrower, 1/3 by Telecorp PCS, Inc. and 1/3 by TriTel PCS, Inc., which engages in no significant activity other than the registering, holding, maintenance and protection of trademarks and the licensing thereof to its members."

                  "'PCS C Block Auction' means the reauction conducted by the
            FCC for the sale of Licenses in the C block as set forth in parts 1 and 24 of Title 47 of the Code of Federal Regulations, scheduled to commence on or about March 23, 1999."

            (ii) deleting the definition of "Contributed Equity" in its entirety and inserting in lieu thereof the following:

                  "'Contributed Equity' means at any time or for any period, the aggregate amount which shall have been received by the Borrower and/or Holdings prior to such time or during such period as consideration for the issuance of Capital Stock of Holdings (valued
            (i) in the case of the AW Licenses, at $109,850,200, the agreed value of the AW Licenses in the Securities Purchase Agreement, (ii) in the case of the Additional AW Licenses, at $31,873,528, the agreed amount by which the value of the Additional AW Licenses exceeds the value of the Exchanged Licenses in the Preferred Stock Agreement and (iii) in the case of the AW Swap Licenses, at approximately $9,662,062, the agreed amount by which the value of the AW Swap Licenses exceeds the value of the Exchanged Licenses) less (x) any amounts contributed to any Unrestricted Subsidiary by Holdings and (y) any amounts paid by Holdings in connection with the Equity Swap.";

            (iii) deleting the phrase "clauses (a) and (b)" in clause (a) of the definition of "Prepayment Event" and substituting "clauses (a), (b), (d),
      (e) and (f)" therefor.

            (iv) inserting at the end of clause (c) of the definition of "Prepayment Event" the following:

            "or (vii) such equity is the approximately 53,881.64 shares of Series A Preferred Stock and approximately 42,738.98 shares of Series D Preferred Stock of Holdings issued to AW or the approximately 4,748.78 shares of common stock issued to the current holders of common stock in connection with the consummation of the AW Pops Swap; or";

            (b) Section 3.14 of the Credit Agreement is hereby amended by inserting the phrase "or, in the case of Licenses acquired in the PCS C Block Auction, the Bidding Entity" after the words "License Subsidiary" in clause (ii) thereof.

            (c) Section 3.16 and 5.11 of the Credit Agreement are hereby amended by inserting the phrase ", the investment in the Bidding Entity permitted by
Section 6.05(i)" before the words "and subscriber acquisition costs" in the first sentence of each such Section.

            (d) Section 5.01(e) of the Credit Agreement is hereby amended by deleting the parenthetical therefrom and substituting the following therefor:

            "(including (i) a projected summary statement of operations, (ii) a projected statement of capital expenditures and (iii) a projected statement of Indebtedness, as of the end and for each such fiscal quarter)"

            (e) Section 6.04(a) of the Credit Agreement is hereby amended by:

            (i) deleting the word "and" at the end of clause (ii) thereof and substituting therefor a comma; and

            (ii) inserting immediately before the period at the end thereof the following "and (iv) the Bidding Entity may merge with or into any License Subsidiary in a transaction in which a Wholly Owned License Subsidiary is the surviving corporation".

            (f) Section 6.05 of the Credit Agreement is hereby amended by deleting "and" at the end of clause (f) thereof and deleting "." and adding the following at the end of clause (g) thereof:

            "; (h) the acquisition of the AW Swap Licenses in connection with the consummation of the AW Pops Swap;

            (i) the investment of up to $8,000,000 in the Bidding Entity; provided that (i) all Capital Stock and debt securities of the Bidding Entity owned by a Loan Party are pledged pursuant to the Pledge Agreement and (ii) all agreements entered into between the Bidding Entity and any Loan Party are assigned to the Lenders as collateral; and

            (j) investments in the Capital Stock of the Marketing Affiliate the consideration for which consists of the transfer of the SunCom trademark; provided that (i) all such Capital Stock is pledged pursuant to the Pledge Agreement and (ii) all agreements entered into between the Marketing Affiliate and any Loan Party are assigned to the Lenders as collateral; provided, further, that if an Event of Default exists the Lenders may enforce the Loan Parties' rights with respect to such Capital Stock and agreements but may transfer such Capital Stock and assign such agreements to third parties only after obtaining any required consents from the equity holders (other than any Loan Party) in the Marketing Affiliate, such consents not to be unreasonably withheld."

            (g) Section 6.06 of the Credit Agreement is hereby amended by deleting "and" at the end of clause (c) thereof, deleting the proviso at the end of Section 6.06 in its entirety and substituting in lieu thereof the following:

            "(e) the sale to AW of the Exchanged Licenses contemplated by the definition of AW Pops Swap; and

            (f) the transfer of the SunCom trademark to the Marketing Affiliate;

            provided that all sales, transfers, leases and other dispositions permitted hereby (other than those permitted in clauses (d), (e) and (f) above) shall be made for fair value and solely for cash consideration."

            (h) Section 6.09 of the Credit Agreement is hereby amended by deleting the phrase "and (d)" and inserting in lieu thereof the phrase ", (d) the AW Pops Swap" and (e)"

            (i) Article VII of the Credit Agreement is hereby amended by deleting "or" after clause (t) thereof and inserting the following clauses (v) and (w) immediately after clause (u) thereof:

            "(v) The Bidding Entity shall fail to reimburse promptly after its receipt thereof from ABC substantially all funds invested in it by Holdings, the Borrower or any Subsidiary which have not been used to purchase Licenses during the PCS C Block Auction or shall fail to exercise its contractual right to require ABC to request the FCC to release such funds and repay such amounts to the Bidding Entity promptly following the termination of the PCS C Block Auction;

            (w) Any Bidding Entity-Related Default shall occur; or

            (x) The Bidding Entity shall agree to any amendment or modification of any ABC Document or shall waive or fail to enforce any of its rights under any ABC Document in each case in a manner adverse to the Lenders."

            (j) Schedule 3.14 of the Credit Agreement is hereby amended by deleting such schedule and substituting Schedule 3.14 set forth as Exhibit B hereto therefor.

            3. Consent. The Lenders hereby consent to (a) the release by the Collateral Agent under the Security Documents of the Collateral necessary to (i) consummate the AW Pops Swap in accordance with the terms of the definition thereof and (ii) the transfer the SunCom trademark to the Marketing Affiliate and (b) the amendment of the Pledge Agreement to reflect the procedures described in the second proviso in clause (j) of Section 6.05.

            4. Waiver. The Lenders hereby expressly waive any rights or remedies in connection with any breach of or failure to comply with Sections 3.13, 6.01 and 6.13 of the Credit Agreement to the extent, and only to the extent, any such provision is breached by the issuance by any Special Purpose Subsidiary of a guarantee of the 11% Senior Subordinated Discount Notes due 2008 of the Borrower described in the Offering Memorandum of the Borrower dated April 29, 1998.

            5. No Other Amendments, Waivers or Consents; Confirmation. Except as expressly amended, waived, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

            6. Representations and Warranties. Each of Borrower and Holdings hereby represents and warrants to the Administrative Agent and the Lenders as of the date hereof:

            (a) After giving pro forma effect to this Amendment, no Default or Event of Default has occurred and is continuing.

            (b) The execution, delivery and performance by each of Borrower and Holdings of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any person (including any governmental agency) in order to be effective and enforceable. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of Borrower and Holdings, enforceable against each in accordance with its terms, subject only to the operation of the Bankruptcy Code and other similar statutes for the benefit of debtors generally and to the application of general equitable principles.

            (c) After giving pro forma effect to this Amendment, all representations and warranties of the Borrower and Holdings contained in the Credit Agreement (other than representations or warranties expressly made only on and as of an earlier date) are true and correct in all material respects as of the date hereof.

            7. Effectiveness. This Amendment shall become effective only upon the satisfaction in full of the following conditions precedent:

            (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by the Borrower, Holdings and the Requisite Lenders;

            (b) The Administrative Agent shall have received such opinions and certificates from the Borrower and Holdings and their counsel as it may reasonably request in form reasonably satisfactory to its counsel;

            (c) The Administrative Agent shall have received each of the following from the Borrower and Holdings:

                  (i) A copy of resolutions passed by the board of directors of the Borrower and Holdings, certified by the Secretary or an Assistant Secretary of the Borrower and Holdings, as the case may be, as being in full force and effect on the date hereof, authorizing the execution, delivery and performance of this Amendment;

                  (ii) A certificate as to the name and signature of each
            officer of the Borrower and Holdings authorized to sign this Amendment;

                  (iii) A certificate of the chief financial officer of the
            Borrower to the effect that (x) after giving pro forma effect to this Amendment, all representations and warranties contained in this Amendment are true and correct in all material respects as of the date hereof, (y) since February 4, 1998, there has been no material adverse change in the business, assets, operations, prospects, condition (financial or otherwise) of the Borrower and its Subsidiaries taken as a whole, and (z) after giving pro forma effect to this Amendment, no event has occurred and is continuing which, under the terms hereof, is an Event of Default or would, with the lapse of time or notice or both, become an Event of Default.

            (d) The Bidding Entity shall execute the Guarantee Agreement, and such other of the Security Document as the Administrative Agent reasonably requests, with such amendments thereto as are necessary to permit an entity that is not a Subsidiary to execute such agreements.

            (e) The Borrower and/or a Wholly owned Subsidiary shall own not less than 49% of the Capital Stock of the Bidding Entity representing not less than 25% of the ordinary voting power. James W. Akerhielm shall own the remainder of the common stock of the Bidding Entity representing the remainder of the ordinary voting power. The Bidding Entity shall have no other outstanding stock. All such Capital Stock shall be pledged as security for the payment and performance of the Obligations.

            (f) The Administrative Agent shall have received an executed copy of the Bidding Entity Note which, among other things, shall require the Bidding Entity to repay to the Borrower or a Wholly Owned Subsidiary all funds contributed to it by the Borrower or any Subsidiary which are not used to purchase C Block Licenses on terms satisfactory to the Administrative Agent.

            (g) The Administrative Agent shall have received an executed copy of each ABC Document and all of the Bidding Entity's rights under each ABC Document shall have been collaterally assigned to the Collateral Agent, for the benefit of the Secured Parties.

            8. Expenses. The Borrower agrees to reimburse the Administrative Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

            9. Governing Law; Counterparts. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.



                                TRITON PCS, INC.,

                                by
                                    /s/ Daniel E. Hopkins
                                    -------------------------------------
                                    Name: Daniel E. Hopkins
                                    Title: Vice President & Treasurer


                                TRITON PCS HOLDINGS, INC.,

                                by
                                    /s/ Daniel E. Hopkins
                                    -------------------------------------
                                    Name: Daniel E. Hopkins
                                    Title: Vice President & Treasurer


                                THE CHASE MANHATTAN BANK,
                                individually and as Administrative
                                Agent,

                                by
                                    /s/ Tracey Navin Ewing
                                    -------------------------------------
                                    Name: Tracey Navin Ewing
                                    Title: Vice President

                                BANK OF HAWAII,

                                by

                                    /s/ Eric N. Pelletier
                                    -------------------------------------
                                    Name: Eric N. Pelletier
                                    Title: Vice President


                                BALANCED HIGH-YIELD FUND I LTD.,
                                BY: BHF-BANK AKTIENGESELLSCHAFT,
                                acting through its New York Branch
                                as attorney-in-fact,

                                by
                                    /s/ Dan Dobrjanskyj
                                    -------------------------------------
                                    Name: Dan Dobrjanskyj
                                    Title: Assistant Vice President

                                by
                                    /s/ Michael T. Pellerito
                                    -------------------------------------
                                    Name: Michael T. Pellerito
                                    Title: Assistant Treasurer


                                BHF-BANK AKTIENGESELLSCHAFT,

                                by
                                    /s/ Dan Dobrjanskyj
                                    -------------------------------------
                                    Name: Dan Dobrjanskyj
                                    Title: Assistant Vice President

                                by
                                    /s/ Michael T. Pellerito
                                    -------------------------------------
                                    Name: Michael T. Pellerito
                                    Title: Assistant Treasurer


                                BANK OF TOKYO-MITSUBISHI TRUST
                                COMPANY,

                                by
                                    /s/ Julie Silver
                                    -------------------------------------
                                    Name: Julie Silver
                                    Title: Assistant Vice-President

                                BANKBOSTON, N.A.,

                                by
                                    /s/ Jonathan D. Sharkey
                                    -------------------------------------
                                    Name: Jonathan D. Sharkey
                                    Title: Vice President

                                BARCLAYS BANK PLC,

                                by
                                    /s/ Daniele Iacovone
                                    -------------------------------------
                                    Name: Daniele Iacovone
                                    Title: Associate Director


                                BAYERISCHE HYPO-UND VEREINSBANK AG,
                                NEW YORK BRANCH,

                                by
                                    -------------------------------------
                                    Name:
                                    Title:

                                by
                                    -------------------------------------
                                    Name:
                                    Title:


                                THE CIT GROUP/EQUIPMENT FINANCING, INC.,

                                by
                                    /s/ J.E. Palmer
                                    -------------------------------------
                                    Name: J.E. Palmer
                                    Title: Assistant Vice President


                                CREDIT LYONNAIS NEW YORK BRANCH,

                                by
                                    /s/ Mark D. Thorsheim
                                    -------------------------------------
                                    Name: Mark D. Thorsheim
                                    Title: Vice President

                                FIRST UNION NATIONAL BANK OF NORTH CAROLINA,


                                by
                                    -------------------------------------
                                    Name:
                                    Title:


                                THE FUJI BANK, LIMITED
                                New York Branch,

                                by
                                    /s/ Teiji Teramoto
                                    -------------------------------------
                                    Name: Teiji Teramoto
                                    Title: Vice President & Manager


                                GENERAL ELECTRIC CAPITAL CORPORATION,

                                by
                                    /s/ Mark F. Mylon
                                    -------------------------------------
                                    Name: Mark F. Mylon
                                    Title: Manager-Operations


                                LEHMAN COMMERCIAL PAPER, INC.,

                                by
                                    /s/ William J. Gallagher
                                    -------------------------------------
                                    Name: William J. Gallagher
                                    Title: Authorized Signatory


                                MERRILL LYNCH SENIOR FLOATING RATE FUND

                                by
                                    -------------------------------------
                                    Name:
                                    Title:

                                MORGAN GUARANTY TRUST COMPANY OF NEW YORK,


                                by
                                    /s/ Gery Sampere
                                    -------------------------------------
                                    Name: Gery Sampere
                                    Title: Vice President

                                TORONTO DOMINION (TEXAS), INC.,

                                by
                                    /s/ Anne C. Favoriti
                                    -------------------------------------
                                    Name: Anne C. Favoriti
                                    Title: Vice President


                                UNION BANK OF CALIFORNIA, N.A.,

                                by
                                    /s/ Jenny Dongo
                                    -------------------------------------
                                    Name: Jenny Dongo
                                    Title: Assistant Vice President


                                VAN KAMPEN PRIME RATE INCOME TRUST,

                                by
                                    /s/ Jeffrey W. Maillet
                                    -------------------------------------
                                    Name: Jeffrey W. Maillet
                                    Title: Senior Vice President &
                                           Director


                                VAN KAMPEN SENIOR INCOME TRUST,

                                by
                                    /s/ Jeffrey W. Maillet
                                    -------------------------------------
                                    Name: Jeffrey W. Maillet
                                    Title: Senior Vice President &
                                           Director


                                VAN KAMPEN CLO II, LIMITED
                                BY: VAN KAMPEN MANAGEMENT, INC.
                                as Collateral Manager,

                                by
                                    /s/ Jeffrey W. Maillet
                                    -------------------------------------
                                    Name: Jeffrey W. Maillet
                                    Title: Senior Vice President &
                                    Director